UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 25, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-11)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-06              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-11 pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.



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Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-11
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: August 30, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President




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                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004



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Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-11

                        Statement To Certificateholders
                                 August 25, 2004
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-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A        230,660,000.00   230,660,000.00   4,771,890.85    735,128.24   5,507,019.09       0.00            0.00      225,888,109.15
B1         4,784,000.00     4,784,000.00         579.18     15,246.92      15,826.10       0.00            0.00        4,783,420.82
B2         3,558,000.00     3,558,000.00         430.75     11,339.57      11,770.32       0.00            0.00        3,557,569.25
B3         2,576,000.00     2,576,000.00         311.86      8,209.88       8,521.74       0.00            0.00        2,575,688.14
B4         1,226,000.00     1,226,000.00         148.43      3,907.34       4,055.77       0.00            0.00        1,225,851.57
B5         1,349,000.00     1,349,000.00         163.32      4,299.35       4,462.67       0.00            0.00        1,348,836.68
B6         1,229,951.00     1,229,951.00         148.90      3,919.93       4,068.83       0.00            0.00        1,229,802.10
R                100.00           100.00         100.00          0.32         100.32       0.00            0.00                0.00
P                  0.00             0.00           0.00          0.00           0.00       0.00            0.00                0.00
TOTALS   245,383,051.00   245,383,051.00   4,773,773.29    782,051.55   5,555,824.84       0.00            0.00      240,609,277.71

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       86359BXR7      1,000.00000000       20.68798600     3.18706425     23.87505025    979.31201400       A         3.824477 %
B1      86359BXS5      1,000.00000000        0.12106605     3.18706522      3.30813127    999.87893395       B1        3.824477 %
B2      86359BXT3      1,000.00000000        0.12106521     3.18706296      3.30812816    999.87893479       B2        3.824477 %
B3      86359BXU0      1,000.00000000        0.12106366     3.18706522      3.30812888    999.87893634       B3        3.824477 %
B4      86359BXW6      1,000.00000000        0.12106852     3.18706362      3.30813214    999.87893148       B4        3.824477 %
B5      86359BXX4      1,000.00000000        0.12106746     3.18706449      3.30813195    999.87893254       B5        3.824477 %
B6      86359BXY2      1,000.00000000        0.12106173     3.18706192      3.30812366    999.87893827       B6        3.824477 %
R       86359BXV8      1,000.00000000    1,000.00000000     3.20000000  1,003.20000000      0.00000000       R         3.824477 %
TOTALS                 1,000.00000000       19.45437254     3.18706425     22.64143680    980.54562746
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------


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                                COLLATERAL GROUP
Weighted Average Coupon Rate                                                                                     4.119529 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                          3.824477 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                             3.817829 %
Beginning Loan Count                                                                                                    741
Ending Loan Count                                                                                                       727
Beginning Scheduled Balance                                                                                  245,383,051.39
Ending Scheduled Balance                                                                                     240,609,278.10
Scheduled Principal                                                                                               29,707.44
Unscheduled Principal                                                                                          4,744,065.85
Net Liquidation Proceeds                                                                                               0.00
Insurance Proceeds                                                                                                     0.00
Advances                                                                                                               0.00
Scheduled Interest                                                                                               842,385.54
Servicing Fee                                                                                                     58,033.52
Master Servicing Fee                                                                                                   0.00
Trustee Fee                                                                                                        2,300.47
Net Interest                                                                                                     782,051.55
Realized Loss Amount                                                                                                   0.00
Cumulative Realized Loss                                                                                               0.00
Cumulative Loss as a Percentage of Original Collateral                                                           0.000000 %
Bankruptcy Loss                                                                                                        0.00
Fraud Loss                                                                                                             0.00
Special Hazard Loss                                                                                                    0.00
Prepayment Penalties                                                                                                   0.00
Relief Act Interest Shortfall                                                                                          0.00
Prepayment Interest Shortfall                                                                                          0.00


Sec. 4.03(ix)                       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                     Group 1
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                         0                     0.00                  0.00 %
                                    2 Month                         0                     0.00                  0.00 %
                                    3 Month                         0                     0.00                  0.00 %
                                     Total                          0                     0.00                  0.00 %
                                     Group Totals
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                         0                     0.00                  0.00 %
                                    2 Month                         0                     0.00                  0.00 %
                                    3 Month                         0                     0.00                  0.00 %
                                     Total                          0                     0.00                  0.00 %

                                    Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %

Sec. 4.03(x)                        Number and Aggregate Principal Amounts of REO Loans
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
Fraud Loss Limit                                                                                          2,453,831.00
Bankruptcy Loss Limit                                                                                       150,000.00
Special Hazard Loss Limit                                                                                         0.00

Sec. 4.03(xii)               AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A Shortfall                                                                                               0.00
Class B1 Shortfall                                                                                              0.00
Class B2 Shortfall                                                                                              0.00
Class B3 Shortfall                                                                                              0.00
Class B4 Shortfall                                                                                              0.00
Class B5 Shortfall                                                                                              0.00
Class B6 Shortfall                                                                                              0.00
Class R Shortfall                                                                                               0.00

                  Relief Act and Prepayment Interest Shortfalls

Class A Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class R Relief Act and Prepayment Interest Shortfall                                                            0.00
Total Relief Act and PPIS                                                                                       0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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